DEUTSCHE ENHANCED GLOBAL BOND FUND


N-Sar November 1, 2016 - April 30, 2017




Security Purchased	Cusip 	"Purchase/
Trade Date"	 Size (Shr) of Offering 	Offering Price
of Shares	Total ($) Amt of Offering	 Amt of
shares Purch by Fund 	% of Offering Purchased by
Fund	% of Funds Total Assets	Brokers	Purchased
From
Abbott Laboratories	002824BD1	11/17/2016
	$99.82	$15,100,000,000	$169,699
	0.00%		BCLY, CITI, MS, ML, BBVA, DBSI
	BANK OF AMERICA NA
Abbott Laboratories	002824BH2	11/17/2016
	$99.22	$15,100,000,000	$173,637
	0.00%		BCLY, DB, MS, ML, BBVA
	BANK OF AMERICA NA
Ford Motor Co	345370CS7	12/5/2016
	$100.0	$1,300,000,000	$30,000	0.00%
	CITI, CS, GS, JPM, DB, ML	GOLDMAN
SACHS
Pfizer Inc	717081EC3	11/14/2016
	$99.52	$6,000,000,000	$39,808	0.00%
	DB, HSBC, CS, MLPFS	BANK OF AMERICA NA
Pfizer Inc	717081ED1	11/14/2016
	$99.83	$6,000,000,000	$19,965	0.00%
	DB, HSBC, CS, MLPFS	BANK OF AMERICA NA
Time Warner Inc	887317BB0	11/29/2016
	$99.62	$1,500,000,000	$109,577	0.01%
	BCLY, BNP, CITI, CS, MS, DB, JPM
	CITIGROUP GLOBAL
UnitedHealth Group Inc	91324PCW0	12/15/2016
	$99.90	$1,500,000,000	$44,953	0.00%
	CITI, JPM, ML, BBT, BNY, DB, GS	BANK OF
AMERICA NA
UnitedHealth Group Inc	91324PCX8	12/15/2016
	$99.25	$1,500,000,000	$69,477	0.00%
	CITI, JPM, ML, BBT, BNY, DB, GS	BANK OF
AMERICA NA
AT&T Inc	00206RDQ2	1/31/2017
	$99.94	$10,000,000,000	$201,879
	0.00%		BCLY, CITI, DB, GS, MS
	CITIGROUP GLOBAL
BMW US Capital LLC	05565EAT2	3/30/2017
	$99.46	$2,200,000,000	$218,812	0.01%
	DB,JPM,RBCCM,SG	JPMORGAN SECURITIES
INC
Bristol-Myers Squibb Co	110122BB3	2/22/2017
	$99.39	$1,500,000,000	$213,693	0.01%
	CITI, GS, JPM, MS, BLCY, DB	GOLDMAN
SACHS
Broadcom Corp / Broadcom Cayman Finance Ltd
	11134LAE9	1/11/2017		$99.90
	$13,550,000,000	$84,912	0.00%
	BAC, BLCY, BMO, CITI, CS, DB	CREDIT SUISSE
SECURITIES (USA)
Broadcom Corp / Broadcom Cayman Finance Ltd
	11134LAG4	1/11/2017		$99.56
	$13,550,000,000	$96,571	0.00%
	BAC, BLCY, BMO, CITI, CS, DB	BARCLAYS
CAPITAL
Deutsche Telekom International Finance BV
	25156PBA0	1/9/2017		$99.88
	$3,500,000,000	$193,758	0.01%
	BANK OF TOKYO, CITI, CS, DB, HSBC
	MORGAN STANLEY
Host Hotels & Resorts LP	44107TAX4
	3/9/2017		$99.58	$400,000,000
	$94,596	0.02%		DB,GS,WFS
	WELLS FARGO SECURITIES LLC
Morgan Stanley	61746BEG7	1/17/2017
	$99.32	$7,250,000,000	$94,356	0.00%
	MS	MORGAN STANLEY
Pampa Energia SA	697660AA6	1/17/2017
	$99.14	$750,000,000	$495,680	0.07%
	CITI,DB	CITIGROUP GLOBAL
Philip Morris International Inc	718172BX6
	2/15/2017		$99.39	$2,500,000,000
	$238,531	0.01%		BNP, CITI, CS,
DB, BBVA	CREDIT SUISSE SECURITIES (USA)
Viacom Inc	92553PBC5	2/23/2017
	$100.0	$1,300,000,000	$60,000	0.00%
	DB, CITI, BNY, BNP, MS	BANK OF AMERICA NA
Viacom Inc	92553PBD3	2/23/2017
	$100.0	$1,300,000,000	$55,000	0.00%
	DB, CITI, BNY, BNP, MS	MORGAN STANLEY
PETROLEOS MEXICANOS	BDW2ZESR4
	2/14/2017		$99.46	$1,250,000,000
	$835,489	0.07%		BNP, CREDIT
AGRICOLE, DB, HSBC	HONGKONG AND SHANGHAI
BANKING
JSC NATIONAL KAZMUNAYGAS	48667QAN5
	4/11/2017		$99.02	$47,828,720
	$646,601	1.35%		Citi, DB London,
Halyk Finance AO, SkyBridge Invest JSC, UBS ltd
	CITIGROUP GLOBAL




DEUTSCHE GLOBAL SMALL CAP FUND

N-Sar November 1, 2016 - April 30, 2017




Security Purchased	Cusip 	"Purchase/
Trade Date"	 Size (Shr) of Offering 	Offering Price
of Shares	Total ($) Amt of Offering	 Amt of
shares Purch by Fund 	% of Offering Purchased by
Fund	% of Funds Total Assets	Brokers	Purchased
From
REV Group Inc.	REVG	1/27/2017		$22.0
	$250,000,000	$537,130	0.21%
	REVG	GOLDMAN SACHS INTERNATIONAL LTD

DEUTSCHE ENHANCED EMERGING MARKETS FIXED
INCOME FUND

N-Sar November 1, 2016 - April 30, 2017




Security Purchased	Cusip 	"Purchase/
Trade Date"	 Size (Shr) of Offering 	Offering Price
of Shares	Total ($) Amt of Offering	 Amt of
shares Purch by Fund 	% of Offering Purchased by
Fund	% of Funds Total Assets	Brokers	Purchased
From
Pampa Energia SA	697660AA6	1/17/2017
	$99.14	$750,000,000	$856,535	0.11%
	CITI,DB	CITIGROUP GLOBAL
PETROLEOS MEXICANOS	BDW2ZESR4
	2/14/2017		$99.46	$1,250,000,000
	$1,193,556	0.10%		BNP, CREDIT
AGRICOLE, DB, HSBC	HONGKONG AND SHANGHAI
BANKING
JSC NATIONAL KAZMUNAYGAS	48667QAN5
	4/11/2017		$99.02	$97,294,432
	$927,817	0.95%		Citi, DB London,
Halyk Finance AO, SkyBridge Invest JSC, UBS ltd
	CITIGROUP GLOBAL